UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 23, 2009

Date of report (Date of earliest event reported)

Commission File Number	Name of Registrant State of Incorporation Address of Principal Executive Offices and Telephone Number	IRS Employer Identification Number
1-267	ALLEGHENY ENERGY, INC. (a Maryland Corporation) 800 Cabin Hill Drive Greensburg, Pennsylvania 15601 Telephone (724) 837-3000	13-5531602

333-139820	MP ENVIRONMENTAL FUNDING LLC (a Delaware limited liability company ) 2215-B Renaissance Drive, Suite #5 Las Vegas, Nevada 89119 Telephone (702) 740-4244	20-5961603

333-139937	PE ENVIRONMENTAL FUNDING LLC (a Delaware limited liability company) 2215-B Renaissance Drive, Suite #5 Las Vegas, Nevada 89119 Telephone (702) 740-4244	20-5961504

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement

On December 23, 2009, MP Environmental Funding LLC (“MP Environmental”), an indirect wholly owned subsidiary of Allegheny Energy, Inc. (“Allegheny”), and PE Environmental Funding LLC (“PE Environmental”, and each of MP Environmental and PE Environmental, an “Issuing Entity”), an indirect wholly owned subsidiary of Allegheny, issued $85,890,000 aggregate principal amount of Senior Secured ROC Bonds, Environmental Control Series B (the “Offering”). In connection with the Offering, MP Environmental entered into a supplemental indenture, dated as of December 23, 2009 (“MP Series Supplement”) to its Indenture, dated as of April 11, 2007, with U.S. Bank National Association, as Indenture Trustee (the “Indenture Trustee”). PE Environmental entered into a supplemental indenture, dated as of December 23, 2009 (“PE Series Supplement”) to its Indenture, dated as of April 11, 2007, with the Indenture Trustee. The MP Series Supplement and the PE Series Supplement are attached as Exhibits 4.1 and 4.2 to this Current Report on Form 8-K and incorporated herein by reference.

In connection with the Offering, Monongahela Power Company (“Mon Power”), a wholly-owned subsidiary of Allegheny, The Potomac Edison Company (“Potomac Edison”, and each of Mon Power and Potomac Edison, a “Utility”), a wholly owned subsidiary of Allegheny, and MP Environmental and PE Environmental, each (as applicable) entered into the agreements described below. The descriptions of these agreements are qualified in their entirety by reference to the agreements themselves, which are attached hereto as Exhibits 10.1 through 10.4 and are incorporated herein by reference.

Environmental Control Property Sale Agreements

Each Environmental Control Property Sale Agreement provides for the purchase by the applicable Issuing Entity of the related Utility’s environmental control property, which includes the right to impose, collect and receive a nonbypassable environmental control charge (“ECC”) from all existing and future electric service customers in such Utility’s West Virginia service territory. Each Utility, as seller, has agreed to indemnify the applicable Issuing Entity and the Indenture Trustee, on behalf of bondholders, for certain tax matters and for breaches of its representations, warranties and covenants in the related Environmental Control Property Sale Agreement.

Environmental Control Property Servicing Agreements

Each Environmental Control Property Servicing Agreement provides that the related Utility, as servicer, will manage, service, administer and make collections in respect of the related ECCs. Each servicer’s duties include obtaining meter reads, calculating, billing, collecting and remitting the ECCs to the Indenture Trustee and making true-up filings with the Public Service Commission of West Virginia for adjustments to the ECCs as necessary. Each Utility’s annual servicing fee will be 0.05% of the initial principal amount of the respective series of bonds. Each Utility, as servicer, agrees to indemnify the related Issuing Entity and the Indenture Trustee, for itself and on behalf of bondholders, for such servicer’s willful misconduct, bad faith or negligence in the performance of, or reckless disregard of, its duties and for breaches of its representations, warranties and covenants in the related Environmental Control Property Servicing Agreement.

Item 8.01	Other Events

In connection with the Offering, Mon Power, Potomac Edison and MP Environmental and PE Environmental, each (as applicable) entered into the agreements listed under Item 9.01 below and attached as Exhibits 1.1 and 1.2 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of December 16, 2009, by and among Monongahela Power Company, MP Environmental Funding LLC and Jefferies & Company, Inc., as representative of the several Underwriters.

1.2	Underwriting Agreement, dated as of December 16, 2009, by and among The Potomac Edison Company, PE Environmental Funding LLC and Jefferies & Company, Inc., as representative of the several Underwriters.

4.1	Series Supplement, dated as of December 23, 2009, by and between MP Environmental Funding LLC and U.S. Bank National Association, as Indenture Trustee.

4.2	Series Supplement, dated as of December 23, 2009, by and between PE Environmental Funding LLC and U.S. Bank National Association, as Indenture Trustee.

10.1	Environmental Control Property Sale Agreement, dated as of December 23, 2009, between Monongahela Power Company and MP Environmental Funding LLC.

10.2	Environmental Control Property Servicing Agreement, dated as of December 23, 2009, between Monongahela Power Company and MP Environmental Funding LLC.

10.3	Environmental Control Property Sale Agreement, dated as of December 23, 2009, between The Potomac Edison Company and PE Environmental Funding LLC.

10.4	Environmental Control Property Servicing Agreement, dated as of December 23, 2009, between The Potomac Edison Company and PE Environmental Funding LLC.

23.1	Consent of Morgan, Lewis & Bockius LLP.

23.2	Consent of Jackson Kelly PLLC (included in Exhibit 99.2).

99.1	Opinion of Morgan, Lewis & Bockius LLP with respect to federal constitutional matters.

99.2	Opinion of Jackson Kelly PLLC with respect to West Virginia constitutional matters.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLEGHENY ENERGY, INC.

Dated: December 23, 2009	By:	/s/ David M. Feinberg
	Name:	David M. Feinberg
	Title:	Vice President and Secretary

MP ENVIRONMENTAL FUNDING LLC

Dated: December 23, 2009	By:	/s/ David M. Feinberg
	Name:	David M. Feinberg
	Title:	Vice President and Secretary

PE ENVIRONMENTAL FUNDING LLC

Dated: December 23, 2009	By:	/s/ David M. Feinberg
	Name:	David M. Feinberg
	Title:	Vice President and Secretary

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of December 16, 2009, by and among Monongahela Power Company, MP Environmental Funding LLC and Jefferies & Company, Inc., as representative of the several Underwriters.

1.2	Underwriting Agreement, dated as of December 16, 2009, by and among The Potomac Edison Company, PE Environmental Funding LLC and Jefferies & Company, Inc., as representative of the several Underwriters.

4.1	Series Supplement, dated as of December 23, 2009, by and between MP Environmental Funding LLC and U.S. Bank National Association, as Indenture Trustee.

4.2	Series Supplement, dated as of December 23, 2009, by and between PE Environmental Funding LLC and U.S. Bank National Association, as Indenture Trustee.

10.1	Environmental Control Property Sale Agreement, dated as of December 23, 2009, between Monongahela Power Company and MP Environmental Funding LLC.

10.2	Environmental Control Property Servicing Agreement, dated as of December 23, 2009, between Monongahela Power Company and MP Environmental Funding LLC.

10.3	Environmental Control Property Sale Agreement, dated as of December 23, 2009, between The Potomac Edison Company and PE Environmental Funding LLC.

10.4	Environmental Control Property Servicing Agreement, dated as of December 23, 2009, between The Potomac Edison Company and PE Environmental Funding LLC.

23.1	Consent of Morgan, Lewis & Bockius LLP.

23.2	Consent of Jackson Kelly PLLC (included in Exhibit 99.2).

99.1	Opinion of Morgan, Lewis & Bockius LLP with respect to federal constitutional matters.

99.2	Opinion of Jackson Kelly PLLC with respect to West Virginia constitutional matters.